Exhibit 99

            MB Financial, Inc.
            800 West Madison Street
            Chicago, Illinois 60607
            1 (888) 422-6562
            NASDAQ:  MBFI

PRESS RELEASE

For Information at MB Financial, Inc. contact:
Jill York - Vice President and Chief Financial Officer
E-Mail:  jyork@mbfinancial.com

FOR IMMEDIATE RELEASE

Contact:  Karen A. Perlman                                          Contact:  Jill York
SVP, Chief Marketing Officer                               EVP, Chief Financial Officer
(847) 653-1788                                                 (847) 653-1991
kperlman@mbfinancial.com                                          jyork@mbfinancial.com

MB FINANCIAL BANK ACQUIRES ALL DEPOSITS OF HERITAGE COMMUNITY BANK
LOOKS FORWARD TO SERVING THE BANKING NEEDS OF HERITAGE COMMUNITY CUSTOMERS

CHICAGO, IL – (February 27, 2009) Chicago-based MB Financial Bank, N.A. acquired all deposits of Glenwood-based Heritage Community Bank at the close of business today in a loss-share transaction facilitated by the Federal Deposit Insurance Corporation (FDIC), announced Mitchell Feiger, president and CEO of MB
Financial, Inc. (NASDAQ: MBFI).

“Customers can be assured that their deposits are safe and remain readily accessible,” says Feiger. “MB Financial Bank has a healthy balance sheet and a strong capital and liquidity position. And, we’ve been part of Chicago-area banking for nearly 100 years earning a reputation for quality customer service and sophisticated banking products and services. This agreement with the FDIC provides a safe and secure home at MB for Heritage Community Bank customers’
 banking relationships.”

Bank branches previously owned and operated by Heritage Community Bank will reopen on Saturday morning, Feb. 28, 2009, as MB Financial Bank branches.
Customers of Heritage Community Bank should continue to bank as usual at their Glenwood, Dolton, Orland Hills and Westmont branches.

-more-

MB acquires Heritage

“Once we consolidate Heritage and MB operating systems, all customers will have access to over 70 locations; our Telephone Banking Center, which is open seven days a week; our Internet Banking system, ibankmb.com, and our ATM network,” adds Feiger. “MB employees look forward to serving the banking needs of Heritage
Community Bank customers.”

As of Dec. 31, 2008, Heritage Community Bank had total loans of $176 million and total deposits of $226 million. In addition to assuming all of the deposits of Heritage
Community Bank, MB agreed to purchase approximately $219 million in assets at a discount of $14.5 million. The FDIC and MB entered into a loss-share transaction providing MB with substantial protection from the FDIC for loan losses.  The FDIC will retain the remaining assets for later disposition.

Customers who have questions about the transaction can call the FDIC Call Center toll-free at 1.800.823.5680. The phone number is operational this evening until
9:00 p.m. Central Time; on Saturday from 9:00 a.m. to 9:00 p.m Central Time.; on Sunday from noon to 6:00 p.m. Central Time and, thereafter, from 8:00 a.m. to
8:00 p.m. Central Time. Information is also available from the FDIC’s website at www.fdic.gov. In addition, they can visit their former Heritage Community Bank branch should they have questions about their banking relationship.

MB Financial, Inc. will host a conference call at 9:30 a.m. Central Time on March 2, 2009.  The number to call in the United States is 1.800.798.2884 (Passcode: 17028604).
If this time is inconvenient, a digital recording will be available two hours after the conference from March 2, 2009 to March 9, 2009 by dialing into 1.888.286.8010 in the
United States (Passcode: 19007337).  This call is being webcast and can be accessed via the company’s web site at www.mbfinancial.com under Investor Relations.

-more-

MB acquires Heritage

MB Financial Bank is a locally-operated financial institution that has been delivering competitive personalized service for nearly 100 years to businesses and individuals who live and work in the Chicago metropolitan area.  MB Financial Bank has locations throughout the Chicagoland area.  With this acquisition, MB has 75 Chicago-area locations.

MB Financial Bank is the Illinois local operating unit of MB Financial, Inc., a financial services holding company which is traded on the NASDAQ as "MBFI."
MB Financial, based in Chicago, has more than $8.8 billion in assets. Information about MB Financial can be found at www.mbfinancial.com.

# # #

Safe Harbor Statement: Statements in this press release that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. By their nature, such statements are subject to numerous factors that could cause actual results to differ materially from those anticipated in the statements, as discussed in MB Financial’s filings with the Securities and Exchange Commission.